EXHIBIT 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 29 to Registration Statement No 333-89389 on Form N-1A of our reports dated November 26, 2013, relating to the financial statements and financial highlights of BlackRock Large Cap Series Funds, Inc. (the “Series”), including BlackRock Large Cap Core Fund, BlackRock Large Cap Growth Fund, BlackRock Large Cap Value Fund, BlackRock Large Cap Core Retirement Portfolio, BlackRock Large Cap Growth Retirement Portfolio, BlackRock Large Cap Value Retirement Portfolio, and BlackRock Large Cap Core Plus Fund; and of our report dated November 26, 2013 relating to the financial statements and financial highlights of Master Large Cap Series LLC, including Master Large Cap Core Portfolio, Master Large Cap Growth Portfolio, and Master Large Cap Value Portfolio, each appearing in the Annual Reports on Form N-CSR of the Series for the year ended September 30, 2013, and to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm” in the Prospectuses and “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information, which are part of such Registration Statement.

/s/ Deloitte & Touche LLP
Philadelphia, Pennsylvania
January 28, 2014